Software and Other Intangibles	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
Software and Other Intangibles

6. Software and Other Intangibles

Customer relationships and other intangibles consist of the following:

(in thousands)	As of September 30, 2014	As of December 31, 2013
Customer relationships	$117,540	$117,919
Purchased and internally developed Software	3,618	11
Trademarks	14,943	14,990

Customer relationships and other intangibles, at cost	136,101	132,920
Accumulated amortization	(21,621)	(6,794)

Customer relationshipes and other intangibles, net	$114,480	$126,126

Amortization expense was $14.9 million for the nine months ended September 30, 2014 (Successor), $1.8 million for the period July 26, 2013 to September 30, 2013 (Successor), and $0.8 million for the period January 1, 2013 to August 30, 2013 (Predecessor).

Amortization of customer relationships is done over a 15-year period using an accelerated method that reflects the expected future cash flows from the acquired customer-related intangible asset. Trademarks are amortized on a straight-line basis over the estimated useful life of 15 years.

Amortization expense related to capitalized software was $0.01 million for the nine months ended September 30, 2014 (Successor), and $0.3 million for the period January 1, 2013 to August 30, 2013 (Predecessor). CBP did not acquire capitalized software as part of the Acquisition, and capitalized approximately $3.5 million for the nine months ended September 30, 2014 (Successor) related to internal-use software costs for a new enterprise resource planning (“ERP”) system. In addition, CBP capitalized $0.1 million for the development of a new website. Subsequent to the end of the quarter, in October 2014, the new ERP system was placed in service and amortization of the software development costs began over a three-year useful life with the expense to be recorded in selling and administrative expense.

7. Software and Other Intangibles

Customer relationships and other intangibles consist of the following (In thousands):

	Successor December 31, 2013	Predecessor December 31, 2012
Customer relationships	$117,919	7,224
Purchased and internally developed software	11	$20,618
Trademarks	14,990	317

Customer relationships and other intangibles, at cost	132,920	28,159
Accumulated amortization	(6,794)	(24,330)

Customer relationships and other intangibles, net	$126,126	$3,829

Amortization expense is included in cost of sales and was $6.8 million for July 26, 2013 to December 31, 2013 (Successor), $0.8 million for January 1, 2013 to August 30, 2013 (Predecessor), and $1.6 million and $2.1 million the years ended December 31, 2012 (Predecessor) and 2011 (Predecessor), respectively.

Amortization of customer relationships is done over a 15 year period using an accelerated method that reflects the expected future cash flows from the acquired customer-related intangible asset. Trademarks are amortized on a straight-line basis over the estimated useful life of 15 years.

There were minimal capitalized software costs at December 31, 2013 (Successor) and $1.0 million at December 31, 2012 (Predecessor). Amortization expense related to capitalized software was $0.3 million for January 1, 2013 to August 30, 2013 (Predecessor) and $0.9 million and $1.4 million for the years ended December 31, 2012 (Predecessor) and December 31, 2011 (Predecessor), respectively. CBP did not acquire capitalized software as part of its acquisition of the Predecessor, and has incurred minimal costs related to internal-use software that are capitalizable.

Based on the intangible assets recorded as of December 31, 2013, amortization expense for the years ending December 31, 2014, 2015, 2016, 2017 and 2018 is expected to be approximately $18.9 million, $14.7 million, $12.2 million, $10.5 million, and $9.4 million, respectively. These amounts may vary as acquisitions and dispositions occur in the future.